Exhibit 10.1
AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of July 15, 2024, by and among HF FOODS GROUP INC., a Delaware corporation ("HF"), B&R GLOBAL HOLDINGS, INC., a Delaware corporation ("B&R"), RONGCHENG TRADING, LLC, a California limited liability company ("Rongcheng"), CAPITAL TRADING, LLC, a Utah limited liability company ("Capital"), WIN WOO TRADING, LLC, a California limited liability company ("Win Woo"), R & C TRADING L.L.C., an Arizona limited liability company ("R & C"), GREAT WALL SEAFOOD LA, LLC, a California limited liability company ("Great Wall"), B & L TRADING, LLC, a Washington limited liability company ("B & L"), MOUNTAIN FOOD, LLC, a Colorado limited liability company ("Mountain"), MIN FOOD INC., a California corporation ("Min Food"), MONTEREY FOOD SERVICE, LLC, a California limited liability company ("Monterey"), HAN FENG, INC., a North Carolina corporation ("Han Feng"), NEW SOUTHERN FOOD DISTRIBUTORS, INC., a Florida corporation ("NSFD"), KIRNLAND FOOD DISTRIBUTION, INC., a Georgia corporation ("Kirnland"), GREAT WALL SEAFOOD IL, L.L.C., an Illinois limited liability company ("Great Wall IL"), GREAT WALL SEAFOOD TX, L.L.C., a Texas limited liability company ("Great Wall TX"), GREAT WALL SEAFOOD VA, L.L.C., a Virginia limited liability company ("Great Wall VA"; HF, B&R, Rongcheng, Capital, Win Woo, R & C, Great Wall, B & L, Mountain, Min Food, Monterey, Han Feng, NSFD, Kirnland, Great Wall IL, Great Wall TX and Great Wall VA are collectively referred to as the "Working Capital Borrowers"), B & R REALTY, LLC, a California limited liability company ("Realty"), LUCKY REALTY, LLC, a California limited liability company ("Lucky"), GENSTAR REALTY, LLC, a California limited liability company ("Genstar"), MURRAY PROPERTIES, LLC, a Utah limited liability company ("Murray"), FORTUNE LIBERTY, LLC, a Utah limited liability company ("Fortune"), A & KIE, LLC, an Arizona limited liability company("A & Kie"), LENFA FOOD, LLC, a Colorado limited liability company ("Lenfa"), BIG SEA REALTY, LLC, a Washington limited liability company ("Big Sea"; Realty, Lucky, Genstar, Murray, Fortune, A & Kie, Lenfa and Big Sea are collectively referred to as the "Real Estate Borrowers"; the Working Capital Borrowers and the Real Estate Borrowers, each a "Borrower" and collectively, the "Borrowers"), the Lenders party hereto (which constitute Required Lenders) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2022 (as amended, restated, supplemented or otherwise modified to date and from time to time, including hereby, the "Credit Agreement"; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement); and
WHEREAS, the Borrowers have requested that Required Lenders agree to amend the Credit Agreement as specified herein, and Required Lenders have agreed to such request, subject to the terms and conditions of this Amendment.
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 3 below:
(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of "Issuing Bank Sublimits" contained therein as follows:
"Issuing Bank Sublimits" means, as of the Effective Date, (a) $10,000,000, in the case of JPMCB, and (b) such amount as shall be designated to the Administrative Agent and the Borrower Representative in writing by an Issuing Bank; provided that any Issuing Bank shall be permitted at any time to increase or reduce its Issuing Bank Sublimit upon providing five (5) days' prior written notice thereof to the Administrative Agent and the Borrower Representative.
(b)Section 5.01(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(h)    within 30 days of the end of each calendar month or within 3 days of the end of each week in the event that Availability falls below the greater of (i) $12,500,000 and (ii) 12.5% of the Revolving Commitment, and at such other times as may be necessary to re-determine Availability or as requested by the Administrative Agent, as of the period then ended, a Borrowing Base Certificate and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request; provided, that unless otherwise reasonably required by the Administrative Agent, weekly Borrowing Base Certificates shall contain only updated information with respect to Eligible Accounts;
2.Conditions to Effectiveness. The effectiveness of Section 1 of this Amendment is subject to the following conditions precedent:
(a)Administrative Agent shall have received a copy of this Amendment executed by each Borrower, Administrative Agent and Required Lenders;
(b)Administrative Agent shall have received all fees, costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents (including reasonable fees and expenses of legal counsel to the extent invoiced on or prior to the date hereof); and
(c)immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.
3.Representations and Warranties. To induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each of the Borrowers hereby represents and warrants to Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; (ii) immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by

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materiality in the text thereof) as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and (iii) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.[Reserved].
5.Release.
(a)In consideration of the agreements of Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself, each of its Subsidiaries, and each of its and their respective successors, assigns, and other legal representatives (each such Borrower and all such other Persons being hereafter referred to collectively as the "Releasors" and individually as a "Releasor"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and the Lenders, and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, other representatives (Administrative Agent and the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off and liabilities whatsoever, including claims for breach of contract, (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto; provided that nothing in this paragraph shall modify, amend, or terminate the Credit Agreement, any of the other Loan Documents, or any other contract or agreement to which a Releasor is a party or of which the Releasor is a beneficiary and further provided that nothing in this paragraph shall release, remise or discharge any Releasee from liability for future performance due under any such contracts or agreements or with respect to any demand deposit account.
(b)Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
6.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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7.References. Any reference to the Credit Agreement contained in any Loan Document or any other document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.
8.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.
9.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or any of the other Loan Documents. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
10.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS: HF FOODS GROUP INC. By: Name: Title:
B&R GLOBAL HOLDINGS, INC. By: Name: Title:
RONGCHENG TRADING, LLC By: Name: Title:
CAPITAL TRADING, LLC By: Name: Title:
WIN WOO TRADING, LLC By: Name: Title:
R & C TRADING L.L.C. By: Name: Title:

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement
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GREAT WALL SEAFOOD LA, LLC By: Name: Title:
B & L TRADING, LLC By: Name: Title:
MOUNTAIN FOOD, LLC By: Name: Title:
MIN FOOD INC. By: Name: Title:
MONTEREY FOOD SERVICE, LLC By: Name: Title:
HAN FENG, INC. By: Name: Title:

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement
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NEW SOUTHERN FOOD DISTRIBUTORS, INC. By: Name: Title:
KIRNLAND FOOD DISTRIBUTION, INC. By: Name: Title:
GREAT WALL SEAFOOD TX, L.L.C. By: Name: Title:
GREAT WALL SEAFOOD IL, L.L.C. By: Name: Title: GREAT WALL SEAFOOD VA, L.L.C. By: Name: Title:
B & R REALTY, LLC By: Name: Title:
LUCKY REALTY, LLC By: Name: Title:
GENSTAR REALTY, LLC By: Name: Title:
MURRAY PROPERTIES, LLC By: Name: Title:
FORTUNE LIBERTY, LLC By: Name: Title:
Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement
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A & KIE, LLC By: Name: Title:
LENFA FOOD, LLC By: Name: Title:
BIG SEA REALTY, LLC By: Name: Title:

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement
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JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender By: Name: Title:
Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement
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COMERICA BANK, as a Lender By: Name: Title:

Signature Page to Amendment No. 2 to Third Amended and Restated Credit Agreement
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